Exhibit 99.1

MOVING FORWARD.

Supplemental Financial Information

WEINGARTEN REALTY

Quarter Ended
September 30, 2013

Table of Contents	Page
Quarterly Earnings Press Release	i - iv
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
New Development Properties	11
Land Held for Development	12
Disposition and Acquisition Summary	13
Capital Expenditures	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 40

Other Topics of Interest
Reconciliation of Impairment Transactions	42

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of September 30, 2013, we owned or operated under long-term leases, interests in 273 properties which are located in 21 states that span the United States from coast to coast. These properties represent approximately 50.4 million square feet of which our interests in these properties aggregated approximately 30.1 million square feet of leasable area. Our properties were 94.4% leased as of September 30, 2013, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY INCREASES SAME PROPERTY NOI BY 4.7% AND RECURRING FFO BY 10.9%

HOUSTON, October 31, 2013 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended September 30, 2013. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.
Third Quarter Operating and Financial Highlights

▪	Recurring Funds from Operations ("FFO") for the third quarter totaled $63.3 million or $0.51 per diluted share, a 10.9% per share increase over the same quarter of 2012;

▪	Same Property Net Operating Income for the quarter increased a strong 4.7% over the prior year;

▪	Occupancy of the Company’s retail portfolio increased again this quarter by 0.5% to 94.4% from 93.9% a year earlier;

▪	Dispositions of $116 million were completed during the quarter, and;

▪	Ten-year notes totaling $250 million were sold subsequent to quarter-end at an attractive yield of 4.50%.
Financial Results
The Company reported net income attributable to common shareholders of $57.8 million or $0.47 per diluted share (hereinafter “per share”) for the third quarter of 2013, as compared to $31.4 million or $0.26 per share for the same period in 2012. Gains on sales of property totaled $38.4 million in 2013 compared to $15.2 million in 2012. The 2013 operating results also included non-cash impairment charges of $0.02 per share. Net income for the nine months ended September 30, 2013 was $136.9 million or $1.12 per share compared to $66.3 million or $0.54 per share for 2012. Year-to-date, gains on sales of property totaled $116.8 million in 2013 compared to $50.6 million in 2012.
Reported FFO was $60.5 million or $0.49 per share for the third quarter of 2013 compared to $55.5 million or $0.45 per share for 2012. Year-to-date, Reported FFO was $172.6 million or $1.39 per share for 2013 compared to $166.9 million or $1.35 per share for 2012.
Recurring FFO for the quarter ended September 30, 2013 was $0.51 per share or $63.3 million compared to $56.6 million or $0.46 per share for 2012, an increase of 10.9% on a

i

per share basis. This significant increase in Recurring FFO over the prior year was primarily due to solid leasing demand resulting in an increase in occupancy and the savings from the redemption and refinancing of preferred shares offset by the impact of the successful disposition program. For the nine months, Recurring FFO was $183.6 million or $1.48 per share for 2013 compared to $170.9 million or $1.39 per share for 2012, a 6.5% increase on a per share basis.
A reconciliation between net income attributable to common shareholders to Reported FFO and Recurring FFO is listed on page 5 of the Company’s supplemental package.
Operating Results
Occupancy of the retail portfolio increased to 94.4% in the third quarter from 93.9% in the third quarter of 2012. Anchor spaces increased 0.7% to 97.9% and occupancy of small shop space (less than 10,000 square feet) increased 0.4% to 88.7% from the same quarter of the prior year.
Same Property Net Operating Income ("SPNOI") for retail properties increased a strong 4.7% for the quarter primarily due to continued strength in both renewals and new leases and the improvement in occupancy mentioned above. Year-to-date, SPNOI has increased 4.5%, which was ahead of the Company’s business plan.

The Company produced strong leasing results during the third quarter with 330 new leases and renewals, totaling about one million square feet. These transactions were comprised of 109 new leases and 221 renewals, which represent annualized revenues of $6.4 million and $11.4 million, respectively. The average rental rate increase on comparable new leases signed during the quarter was a solid 9.4%.
"The continued rise in occupancy and, to a lesser degree, strong rental rate increases has enabled us to post the excellent Same Property NOI growth for the quarter and the year. Our best in class operating platform and quality portfolio of properties has allowed us to sustain this improvement in operating results for seven consecutive quarters,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.
Capital Recycling

The Company reported significant progress in selling its non-core assets and redeploying that capital into higher quality properties in its target markets. Year-to-date, dispositions totaled $240 million. During the quarter, the Company sold eight shopping centers and two land parcels for $116 million. Disposition activity is expected to remain strong in the fourth quarter with full year results near the upper end of the Company’s guidance for property sales of $350 million.

Subsequent to quarter-end, the Company completed investments of $86 million with the purchase of an outstanding in-fill shopping center in Austin, Texas and the acquisition of a small building in Utah in connection with the dissolution of a joint venture. The acquired shopping center was Mueller Regional Retail Center, a 350,000 square foot power center anchored by national retailers such as Home Depot, Marshalls, Bed Bath & Beyond, and PetSmart. The property is part of the 700 acre Mueller master planned community that will include over four million square feet of commercial space and 4,600 residential units when completed. Year-to-date, the Company has invested $175 million in quality shopping centers in our targeted markets.

“We have continued the transformation of our portfolio through these acquisitions and dispositions. We continue to reduce the size of our non-core portfolio and recycle that capital into outstanding new properties, which has significantly contributed to the solid financial results we are experiencing,” said Drew Alexander, President and Chief Executive Officer.

Balance Sheet

On October 15, 2013, the Company closed on the sale of $250 million of 4.45% notes due in January 2024. The notes were priced at a slight discount yielding 4.50%. The proceeds from the transaction were used to pay down all amounts outstanding under the Company’s $500 million revolving credit facility with the remainder invested in short-term instruments. This transaction effectively pre-funded the majority of the Company’s $285 million of January 2014 debt maturities.

“With all the volatility and uncertainty in the marketplace caused by the talk of tapering the Fed’s bond purchases, the government shutdown and the debt ceiling negotiations, we felt this notes offering was effectively an insurance policy for the Company’s January 2014 maturities. We were extremely pleased with the execution, especially in light of the unusual market conditions,” said Steve Richter, Executive Vice President and Chief Financial Officer.

Recurring FFO Guidance

With respect to 2013 guidance, the Company once again raised its guidance for Recurring FFO from $1.89 to $1.93 per share to $1.93 to $1.95 per share. Recurring FFO guidance for 2014 is a range from $1.95 to $2.01 per share. The Company’s guidance for 2013 and 2014, and assumptions for 2013 are provided on page 9 of its supplemental package.

Dividends

The Board of Trust Managers declared a quarterly cash dividend of $0.305 per common share payable on December 13, 2013 to shareholders of record on December 5, 2013.

The Board of Trust Managers also declared dividends on the Company’s 6.50% Series F Cumulative Redeemable Preferred Shares (NYSE:WRIPrF) of $0.40625 per share for the quarter payable on December 13, 2013 to shareholders of record on December 5, 2013.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on November 1, 2013 at 11:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 32913555). A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At September 30, 2013, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 273 properties which are located in 21 states spanning the country from coast to coast. These properties represent approximately 50.4 million square feet of which our interests in these properties aggregated approximately 30.1 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures
The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2013	2012	2013	2012	2012	2011	2010	2009
Revenues:
Rentals, net	$127,548	$119,211	$374,266	$342,507	$463,478	$436,580	$430,220	$441,800
Other	3,119	3,108	9,486	8,346	12,044	13,848	10,938	15,070
Total	130,667	122,319	383,752	350,853	475,522	450,428	441,158	456,870
Expenses:
Depreciation and amortization	37,122	34,591	112,347	97,845	133,871	123,902	118,150	116,042
Operating	25,530	25,191	74,213	69,048	93,043	84,991	86,017	83,449
Real estate taxes, net	15,624	14,499	45,242	41,306	54,914	52,409	50,075	55,157
Impairment loss	2,358	197	2,579	9,585	9,585	49,671	33,317	34,983
General and administrative	5,966	6,417	18,818	21,101	28,549	25,472	24,939	25,857
Total	86,600	80,895	253,199	238,885	319,962	336,445	312,498	315,488
Operating Income	44,067	41,424	130,553	111,968	155,560	113,983	128,660	141,382
Interest Expense, net	(27,660)	(27,482)	(73,689)	(86,692)	(113,287)	(136,997)	(142,008)	(147,709)
Interest and Other Income, net	1,864	1,818	5,788	4,786	6,048	5,062	9,823	11,421
Gain on Sale of Real Estate Joint Venture and Partnership Interests	7	—	11,599	5,562	14,203	—	—	—
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	5,125	4,905	14,467	(6,715)	(1,558)	7,834	12,889	5,548
Gain on Acquisition	—	1,869	—	1,869	1,869	—	—	—
(Loss) Gain on Redemption of Convertible Senior Unsecured Notes	—	—	—	—	—	—	(135)	25,311
Gain on Land and Merchant Development Sales	—	—	—	—	—	—	—	3,851
Benefit (Provision) for Income Taxes	215	(722)	214	(378)	21	(47)	207	(5,877)
Income (Loss) from Continuing Operations	23,618	21,812	88,932	30,400	62,856	(10,165)	9,436	33,927
Operating Income from Discontinued Operations	394	5,074	5,656	16,463	19,942	14,952	38,704	60,318
Gain on Sale of Property from Discontinued Operations	38,214	14,826	116,226	49,724	68,589	10,648	1,093	56,537
Income from Discontinued Operations	38,608	19,900	121,882	66,187	88,531	25,600	39,797	116,855
Gain on Sale of Property	163	335	570	859	1,034	1,304	2,005	24,494
Net Income	62,389	42,047	211,384	97,446	152,421	16,739	51,238	175,276
Less: Net Income Attributable to Noncontrolling Interests	(1,847)	(1,774)	(41,056)	(4,557)	(5,781)	(1,118)	(5,032)	(4,174)
Net Income Adjusted for Noncontrolling Interests	60,542	40,273	170,328	92,889	146,640	15,621	46,206	171,102
Dividends on Preferred Shares	(2,710)	(8,869)	(15,463)	(26,607)	(34,930)	(35,476)	(35,476)	(35,476)
Redemption Costs of Preferred Shares	—	—	(17,944)	—	(2,500)	—	—	—
Net Income (Loss) Attributable to Common Shareholders	$57,832	$31,404	$136,921	$66,282	$109,210	$(19,855)	$10,730	$135,626
Earnings Per Common Share - Basic	$0.48	$0.26	$1.13	$0.55	$0.90	$(0.17)	$0.09	$1.24
Earnings Per Common Share - Diluted	$0.47	$0.26	$1.12	$0.54	$0.90	$(0.17)	$0.09	$1.23

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	September 30, 2013	December 31, 2012
ASSETS
Property	$4,308,849	$4,399,850
Accumulated Depreciation	(1,060,419)	(1,040,839)
Property, net	3,248,430	3,359,011

Investment in Real Estate Joint Ventures and Partnerships, net (a)	281,203	289,049
Total	3,529,633	3,648,060

Notes Receivable from Real Estate Joint Ventures and Partnerships	84,142	89,776
Unamortized Debt and Lease Costs, net	137,000	135,783
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $10,199 in 2013 and $12,127 in 2012)	76,828	79,540
Cash and Cash Equivalents	51,730	19,604
Restricted Deposits and Mortgage Escrows	57,468	44,096
Other, net	181,746	167,925
Total Assets	$4,118,547	$4,184,784

LIABILITIES AND EQUITY
Debt, net	$2,293,898	$2,204,030
Accounts Payable and Accrued Expenses	116,985	119,699
Other, net	113,375	120,900
Total Liabilities	2,524,258	2,444,629

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued; no shares outstanding in 2013 and 100 shares outstanding in 2012; liquidation preference $75,000 in 2012	—	3
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued; 60 shares outstanding in 2013 and 140 shares outstanding in 2012; liquidation preference $150,000 in 2013 and $350,000 in 2012	2	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 121,940 in 2013 and 121,505 in 2012	3,683	3,663
Additional Paid-In Capital	1,690,687	1,934,183
Net Income Less Than Accumulated Dividends	(310,568)	(335,980)
Accumulated Other Comprehensive Loss	(15,147)	(24,743)
Total Shareholders' Equity	1,368,657	1,577,130
Noncontrolling Interests	225,632	163,025
Total Equity	1,594,289	1,740,155
Total Liabilities and Equity	$4,118,547	$4,184,784

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

Weingarten Realty Investors
Funds From Operations
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Funds from Operations
Numerator:
Net income attributable to common shareholders	$57,832	$31,404	$136,921	$66,282
Depreciation and amortization	36,088	35,611	112,270	106,551
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	4,443	5,254	13,370	16,261
Impairment of operating properties and real estate equity investments	—	177	457	15,007
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	57	366	19,946
(Gain) on acquisition	—	(1,869)	—	(1,869)
(Gain) on sale of property and interests in real estate equity investments	(38,325)	(15,140)	(91,878)	(56,047)
(Gain) on sale of property of unconsolidated real estate joint ventures and partnerships	(24)	(435)	(267)	(558)
Funds from Operations - Basic	60,014	55,059	171,239	165,573
Income attributable to operating partnership units	445	431	1,336	1,294
Funds from Operations - Diluted	60,459	55,490	172,575	166,867
Adjustments for Recurring FFO:
Other impairment loss, net of tax	2,387	159	2,387	403
Write-off of debt costs, net	404	—	(9,263)	—
Acquisition costs	18	981	428	1,473
Redemption costs of preferred shares	—	—	18,131	—
Other, net of tax	—	—	(673)	2,123
Recurring Funds from Operations - Diluted	$63,268	$56,630	$183,585	$170,866

Denominator:
Funds from operations weighted average shares outstanding - Basic	121,359	120,766	121,235	120,637
Effect of dilutive securities:
Share options and awards	1,172	1,078	1,206	1,016
Operating partnership units	1,555	1,582	1,555	1,583
Funds from operations weighted average shares outstanding - Diluted	124,086	123,426	123,996	123,236

Funds from Operations per Share - Basic	$0.49	$0.46	$1.41	$1.37

Funds from Operations Per Share - Diluted	$0.49	$0.45	$1.39	$1.35
Adjustments for Recurring FFO per share:
Other impairment loss, net of tax	0.02	—	0.02	—
Write-off of debt costs, net	—	—	(0.07)	—
Acquisition costs	—	0.01	—	0.02
Redemption costs of preferred shares	—	—	0.15	—
Other, net of tax	—	—	(0.01)	0.02
Recurring Funds from Operations Per Share - Diluted	$0.51	$0.46	$1.48	$1.39

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Rentals, net
Base minimum rent, net	$98,254	$92,784	$290,932	$267,594
Straight line rent	946	932	1,974	2,230
Over/Under-market rentals, net	214	295	467	815
Percentage rent	1,513	1,499	3,640	3,615
Tenant reimbursements	26,621	23,701	77,253	68,253
Total	$127,548	$119,211	$374,266	$342,507

Fee Income Primarily from Real Estate Joint Ventures and Partnerships
Recurring	$1,247	$1,791	$4,180	$5,180
Non-Recurring	—	—	1,016	—
Total	$1,247	$1,791	$5,196	$5,180

Interest Expense, net
Interest paid or accrued	$28,492	$28,531	$85,615	$89,764
Over-market mortgage adjustment of acquired properties, net	(212)	(249)	(10,202)	(678)
Gross interest expense	28,280	28,282	75,413	89,086
Capitalized interest	(620)	(800)	(1,724)	(2,394)
Total	$27,660	$27,482	$73,689	$86,692

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$565	$824	$1,823	$2,240
Deferred compensation interest income	1,100	766	2,393	1,787
Other	199	228	1,572	759
Total	$1,864	$1,818	$5,788	$4,786

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$130,667	$122,319	$383,752	$350,853
Operating expense	(25,530)	(25,191)	(74,213)	(69,048)
Real estate taxes	(15,624)	(14,499)	(45,242)	(41,306)
Total	89,513	82,629	264,297	240,499

Net Operating Income from Discontinued Operations	1,464	8,553	11,408	39,823

Minority Interests Share of Net Operating Income and Other Adjustments	(5,043)	(5,540)	(15,047)	(16,023)
Pro rata Income From Consolidated Ventures	85,934	85,642	260,658	264,299

Pro rata share of Unconsolidated Joint Ventures
Revenues	15,757	17,025	46,518	50,786
Operating expense	(2,747)	(2,940)	(7,837)	(8,563)
Real estate taxes	(1,837)	(2,173)	(5,399)	(6,451)
Total	11,173	11,912	33,282	35,772
Net Operating Income including Joint Ventures	$97,107	$97,554	$293,940	$300,071

Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net
Net income (loss) from unconsolidated real estate joint ventures and partnerships	$3,852	$3,610	$10,855	$(10,153)
Intercompany fee income reclass	1,088	1,254	3,044	3,785
Other adjustments	185	41	568	(347)
Equity in earnings (losses) of real estate joint ventures and partnerships, net	$5,125	$4,905	$14,467	$(6,715)

Dividends
Common Dividends per Share	$0.305	$0.290	$0.915	$0.870

Common Dividends Paid as a % of Reported Funds from Operations - Basic	62.0%	63.9%	65.1%	63.7%

Common Dividends Paid as a % of Recurring Funds from Operations - Basic	59.2%	62.6%	61.2%	62.2%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.6%	5.2%	4.9%	6.0%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.12%	0.36%	0.40%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	September 30, 2013	December 31, 2012

Property
Land	$878,652	$881,156
Land held for development	118,334	121,294
Land under development	4,222	6,155
Buildings and improvements	3,235,883	3,325,793
Construction in-progress	71,758	65,452
Total	$4,308,849	$4,399,850

Straight Line Rent Receivable
	$57,382	$58,497

Other Assets, net
Notes receivable and mortgage bonds, net	$32,183	$36,122
Debt service guaranty asset	74,075	74,075
Non-qualified benefit plan assets	17,760	16,027
Out-of-market rentals, net	8,311	7,729
Investments	7,034	—
Deferred income tax asset	11,044	11,548
Interest rate derivative	12,845	9,926
Other	18,494	12,498
Total	$181,746	$167,925

Other Liabilities, net
Deferred revenue	$10,470	$14,127
Non-qualified benefit plan liabilities	47,285	44,348
Deferred income tax payable	1,853	3,497
Out-of-market rentals, net	20,904	18,984
Interest rate derivative	537	768
Other	32,326	39,176
Total	$113,375	$120,900

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$16,805	$16,142
Above-market leases - Accumulated Amortization	(8,494)	(8,413)
Below-market assumed mortgages (included in Debt, net)	4,713	5,722
Below-market assumed mortgages - Accumulated Amortization	(1,787)	(2,367)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	111,096	104,353
Valuation of in place leases - Accumulated Amortization	(46,174)	(39,665)
Total	$76,159	$75,772

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$39,934	$36,517
Below-market leases - Accumulated Amortization	(19,030)	(17,533)
Above-market assumed mortgages (included in Debt, net)	42,536	42,708
Above-market assumed mortgages - Accumulated Amortization	(37,685)	(29,176)
Total	$25,755	$32,516

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	September 30, 2013	December 31, 2012

Common Share Data
Closing Market Price	$29.33	$26.77

90-Day, Average Daily Trading Volume	743,930	836,362

Capitalization
Debt	$2,293,898	$2,204,030
Preferred Shares	150,000	425,000
Sub-total Debt & Preferred Shares	2,443,898	2,629,030
Common Shares at Market	3,576,500	3,252,689
Operating Partnership Units at Market	45,608	41,708
Total Market Capitalization (As reported)	$6,066,006	$5,923,427
Debt to Total Market Capitalization (As reported)	37.8%	37.2%
Debt to Total Market Capitalization (As reported at a constant share price of $26.77)	39.9%	37.2%
Debt to Total Market Capitalization (Pro rata)	37.5%	36.3%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	100,000	30,000
Outstanding Letters of Credit Under Revolving Facility	2,179	2,429
Unused Portion of Credit Facility	$397,821	$467,571

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	45.8%	43.6%
Debt + Preferred to Asset Ratio	None	48.8%	52.0%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	15.9%	18.5%
Unencumbered Asset Test (Public)	Greater than 150%	226.1%	250.6%
Fixed Charge Coverage (Pro rata/Revolver)	Greater than 1.5x	2.4x	2.1x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$126,956	$119,657
(Gain)\Loss on Sale of Real Estate	(38,384)	(27,681)
Ground Rent	423	500
Depreciation Included in Discontinued Operations	487	262
Other Non-Recurring Items	2,387	26
Recurring EBITDA	$91,869	$92,764

Net Debt (less cash & equivalents)	$2,242,168	$2,184,426
Net Debt to Adjusted EBITDA (annualized)	6.10x	5.89x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa2
Outlook	Stable	Stable

Weingarten Realty Investors
Guidance
(in thousands, except per share amounts)

2013 Guidance

	2013	2013
	Previous Guidance	Revised Guidance
Recurring FFO Per Diluted Share	$1.89 - $1.93	$1.93 - $1.95

Portfolio Activity ($ in millions)
Acquisitions	$100 - $150	$175 - $200
New Development	$15 - $50	$15 - $50

Total	$115 - $200	$190 - $250

Dispositions	$250 - $350	$250 - $350

Operating Information
Same Property Net Operating Income	+3% to +3.5%	+3.5% to +4%

Signed Occupancy	94% to 95%	94% to 95%

Retail Rental Growth	+3% to +6%	+3% to +6%

2014 Guidance

2014
Guidance
Recurring FFO Per Diluted Share		$1.95 - $2.01

Denotes change to previous guidance

Investment Activity

Weingarten Realty Investors
New Development Properties
As of September 30, 2013
(at pro rata share)
(in thousands, except percentages)

						Total Square Feet of Building Area (1)		Percent Leased		Pro Rata Spent Year-To-Date	Pro Rata Spent Inception to Date (2)	Total Estimated Investment (3)			Completions ($) Year To Date
Center Name		Location	Anchors	WRI Own %		Gross	Net	Net @ 100%	Gross			WRI Costs	Gross Costs	Est. Final ROI %

UNDER DEVELOPMENT
1	Tomball Marketplace	Tomball, TX	Academy, Kohl's	100.0%		147	62	66.5%	85.9%	246	14,559	15,440	15,440
	Tomball Marketplace Phase 2	Tomball, TX	Ross, Marshall's	100.0%		176	104	67.2%	78.4%	(413)	15,925	17,734	17,734
	Total Wholly Owned					323	165	66.9%	81.8%	$(167)	$30,484	$33,175	$33,175	7.3%	$1,100

2	Hilltop Village Center	Alexandria, VA	Wegman's	100.0%	(4)	265	265	73.0%	73.0%	9,390	37,029	64,491	64,491
	Total Joint Venture					265	265	73.0%	73.0%	$9,390	$37,029	$64,491	$64,491	8.3%	$—

	Total 2 Properties Under Development (exclusive of phasing)					588	430	70.7%	77.8%	$9,223	$67,513	$97,665	$97,665	7.9%	$1,100

						Spent Inception to Date (from above)						$67,513	$67,513
						Additional Capital Needed to Complete						31,549	31,549
						Reimbursement of Future Property Sales						(1,397)	(1,397)
						Total Estimated Investment						$97,665	$97,665

	QTR Completed	YTD Completed	4Q'13E	1Q'14E	2Q'14E	3Q'14E	4Q'14E	Remaining Balance
Completion ($)	$702	$1,100	$400 - $2,400	$0 - $1,500	$1,700 - $6,700	$0 - $3,500	$29,300 - $34,300	$28,300 - $33,300
Weighted Return (%)	7.4%	7.3%	7.0% - 7.5%	0.0% - 0.3%	7.0% - 7.5%	7.0% - 7.5%	8.0% - 8.5%	7.9% - 8.4%
Net Operating Income	$52	$80	$30 - $180	$0 - $5	$120 - $505	$0 - $265	$2,400 - $2,900	$2,200 - $2,800

# Denotes anchors that are not owned by Weingarten.

(1)	Total gross building area reflects the entire shopping center under development. Includes square footage for any ownership by our partners and buildings owned by others.

(2)	Net of non-cash impairment charges if applicable.

(3)	Net of anticipated proceeds from land sales.

(4)	Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.

Note:
Phased properties presented on this schedule are broken out but are counted as one in the property schedule.

Weingarten Realty Investors
Land Held for Development
As of September 30, 2013
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US Hwy. 1 and Caveness Farms Road, Wake Forest - Raleigh, NC	100.0%	37.5
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215 - Las Vegas, NV	100.0%	14.7
Hwy. 85 & Hwy. 285, Sheridan, CO	50.0%	18.2
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	12.6
Bear Valley Road at Jess Ranch Parkway (III), Apple Valley, CA	50.0%	10.9
South 300 West & West Paxton Avenue, Salt Lake City, UT	31.8%	4.6
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Bear Valley Road at Jess Ranch Parkway (II), Apple Valley, CA	50.0%	3.2
Southern Ave. & Signal Butte Rd., Mesa, AZ	100.0%	1.5
SEC Poplar Ave. at I-240, Memphis, TN	100.0%	1.2
Total New Development Phased Projects		205.3	$50,927	$42,972
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy. 83, Mission, TX	50.0%	35.8
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh, NC	100.0%	11.7
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Young Pines and Curry Ford Rd., Orlando, FL	100.0%	3.0
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	36.8
Total Raw Land		423.1	$78,228	$58,055

Total Land Held For Development Properties		628.4	$129,155	$101,027

(1)	Net of impairment and valuation adjustments.
Notes:
Land costs account for $102.7 million of total investment at 100%, $77.8 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended September 30, 2013
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Center	City/State	Sq. Ft. at 100%	Date Acquired
Dispositions				Acquisitions
1st Quarter				1st Quarter
Westland Terrace	Orlando, FL	78	01/29/13	Sea Ranch Centre	Sea Ranch Lakes, FL	99	03/06/13
Palm Lakes Plaza *	Margate, FL	114	01/30/13
Crowfarn Drive *	Memphis, TN	159	02/21/13
Outland Business Center *	Memphis, TN	410	02/21/13
Kendall Corners *	Miami, FL	97	03/22/13

2nd Quarter				2nd Quarter
Edgebrook	Houston, TX	78	04/11/13	Southgate Ground Lease	Lake Charles, LA	—	04/01/13
Westwood - Pad	San Antonio, TX	—	05/01/13	Queen Anne Marketplace *	Seattle, WA	66	05/21/13
Houston Cold Storage	Houston, TX	129	05/10/13	Independence Plaza	Laredo, TX	324	06/11/13
Tully Corners *	San Jose, TX	116	05/15/13
Shoppes Paradise Key *	Destin, FL	272	05/15/13
Round Rock - Pad	Round Rock, TX	—	05/23/13
Sheldon Forest I & II	Channelview, TX	97	06/05/13
Orchard Green	Houston, TX	75	06/05/13
North Oaks	Houston, TX	405	06/05/13
Mission Center	Las Vegas, NV	152	06/18/13
Summer Center	Memphis, TN	139	06/19/13
Southside	Orlando, FL	160	06/24/13
Pavillions at San Mateo	Albuquerque, NM	209	06/27/13
Tomball Marketplace - Pad	Tomball, TX	—	06/28/13

3rd Quarter				3rd Quarter
Killeen Marketplace	Killeen, TX	115	07/17/13	None
Sunset Shopping Center	Suisun City, CA	85	08/06/13
Ravenstone Commons	Durham, NC	61	08/15/13
Wyoming Mall	Albuquerque, NM	64	08/22/13
River Pointe Subdivision - Pad	Montgomery County, TX	—	08/29/13
Steele Creek Crossing	Charlotte, NC	77	09/12/13
Westwood Shopping Center - Pad	San Antonio, TX	—	09/16/13
Cole Park Plaza	Chapel Hill, NC	78	09/19/13
Montgomery Plaza	Conroe, TX	310	09/23/13
Horne Street Market	Fort Worth, TX	42	09/27/13

			Weighted
		Sales	Sales			Purchase
		Proceeds	Cap			Price	Yield
Total Dispositions		$239,676	7.66%	Total Acquisitions		$89,288	5.80%

* Unconsolidated real estate joint venture activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Acquisitions	New Development	Major Repairs	Tenant Finish	Remodels/ Existing Development (1)	Outside Broker Fees	All Other	Total
Quarter Ended 3/31/2013	$18,000	$3,455	$894	$6,862	$1,631	$1,127	$784	$32,753
Quarter Ended 6/30/2013	71,288	2,804	1,976	7,811	2,079	883	339	87,180
Quarter Ended 9/30/2013	—	2,964	3,874	10,417	3,266	845	750	22,116
Nine Months Ended 9/30/2013 (2)	$89,288	$9,223	$6,744	$25,090	$6,976	$2,855	$1,873	$142,049

Year Ended 12/31/2012	$235,267	$30,193	$12,040	$40,689	$12,653	$4,228	$1,683	$336,753
Year Ended 12/31/2011	$68,900	$35,225	$11,646	$44,351	$15,578	$6,637	$606	$182,943
Year Ended 12/31/2010	$193,131	$16,710	$13,786	$29,556	$14,608	$5,343	$1,337	$274,471

(1)	Primarily incremental investment on properties formerly classified as new development.

(2)	Internal Leasing Fees are approximately $10.1 million for the nine months ended September 30, 2013.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	September 30, 2013	3rd Quarter Weighted Average Rate (1)	December 31, 2012	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$779,457	6.03%	$920,963	6.15%
3.5% Notes due 2023	298,647	3.50%	—
3.375% Notes due 2022	298,944	3.38%	298,870	3.38%
8.1% Notes due 2019	100,000	8.10%	100,000	8.10%
Unsecured Notes Payable (MTN)	606,315	5.22%	721,876	5.45%
Revolving Credit Agreements (2)	114,500	0.99%	66,000	1.32%
Industrial Revenue Bonds	960	2.36%	1,246	2.51%
Obligations under Capital Leases	21,000	7.84%	21,000	7.74%
Subtotal Consolidated Debt	2,219,823	4.84%	2,129,955	5.34%
Debt Service Guarantee Liability (3)	74,075		74,075
Total Consolidated Debt - As Reported	2,293,898	4.84%	2,204,030	5.34%
Less: Noncontrolling Interests and Other Adjustments	(210,388)		(261,950)
Plus: WRI Share of Unconsolidated Joint Ventures	178,391		177,703
Total Debt - Pro rata Share	$2,261,901	4.79%	$2,119,783	5.31%

	Debt Balance	3rd Quarter Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of September 30, 2013
Fixed-rate debt	$1,973,385	5.03%	87.2%	5.28
Variable-rate debt	288,516	2.52%	12.8%	2.65
Total	$2,261,901	4.79%	100.0%	4.94

As of December 31, 2012
Fixed-rate debt	$1,912,230	5.83%	90.2%
Variable-rate debt	207,553	1.95%	9.8%
Total	$2,119,783	5.31%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of September 30, 2013
Secured Debt	$799,641	5.92%	35.4%	3.81
Unsecured Debt	1,462,260	4.15%	64.6%	5.56
Total	$2,261,901	4.79%	100.0%	4.94

As of December 31, 2012
Secured Debt	$886,078	6.23%	41.8%
Unsecured Debt	1,233,705	4.42%	58.2%
Total	$2,119,783	5.31%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 9/30/13	4.84%	4.79%
Nine months ended 9/30/13	4.98%	4.95%
Nine months ended 09/30/12	5.16%	5.15%
Three months ended 12/31/12	5.34%	5.31%
Twelve months ended 12/31/12	5.21%	5.18%

(1)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee, and other loan costs related to financing.

(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 25 and 20 basis points in 2012 and 2103, respectively, on the total commitment paid in arrears. The weighted average revolving interest rate with the facility fee is 2.21% and 3.93% for the third quarter 2013 and the fourth quarter 2012, respectively.

(3)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of September 30, 2013
(in thousands, except percentages)

	As Reported		Pro rata Share
	Maturities	Weighted Average Rate (4)	Maturities	Weighted Average Rate (4)	Floating Rate	Fixed Rate	Secured	Unsecured
2013 (1)	$65,727	5.07%	$66,281	5.07%	$1,176	$65,105	$6,281	$60,000
2014	468,858	5.60%	421,231	5.50%	881	420,350	106,231	315,000
2015	275,998	5.93%	241,464	5.74%	1,835	239,629	151,464	90,000
2016	249,283	6.19%	278,214	5.96%	44,180	234,034	203,214	75,000
2017	141,864	6.79%	164,115	6.40%		164,115	139,115	25,000
2018	64,157	6.63%	25,219	6.09%		25,219	15,649	9,570
2019 (2)	153,380	7.65%	157,007	7.26%		157,007	57,007	100,000
2020	3,342	6.34%	58,929	5.17%		58,929	58,929
2021	2,278	6.27%	10,435	5.83%		10,435	10,435
2022	304,815	3.42%	305,732	3.43%		305,732	5,732	300,000
Thereafter	348,264	3.91%	350,168	3.92%		350,168	18,448	331,720
Subtotal	2,077,966		2,078,795		48,072	2,030,723	772,505	1,306,290

Revolving Credit Agreements	114,500	1.06%	114,500	1.06%	114,500			114,500
Other (3)	101,432		68,606		8,883	59,723	27,136	41,470
Swap Maturities:
2014					50,000	(50,000)
2017					67,061	(67,061)
Total	$2,293,898	4.98%	$2,261,901	4.95%	$288,516	$1,973,385	$799,641	$1,462,260

(1)	Includes $1.0 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.

(2)	Includes $100.0 million of 8.1% bonds maturing in 2019 which may be redeemed at our option on or after September 15, 2014.

(3)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(4)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Condensed Statements of Income	2013	2012	2013	2012

Revenues:
Base minimum rent, net	$30,826	$37,815	$94,794	$114,463
Straight line rent	526	880	1,323	2,153
Over/Under-market rentals, net	132	292	506	1,065
Percentage rent	293	224	688	708
Tenant reimbursements	8,564	10,037	25,298	29,296
Other income	463	478	1,455	1,914
Total	40,804	49,726	124,064	149,599

Expenses:
Depreciation and amortization	11,343	15,071	34,922	46,688
Interest, net	7,131	8,956	22,091	27,003
Operating	7,298	9,069	20,859	26,265
Real estate taxes, net	4,739	6,322	14,335	18,719
General and administrative	187	420	637	1,006
Provision for income taxes	63	81	211	249
Impairment loss	59	283	1,887	96,781
Total	30,820	40,202	94,942	216,711

Gain on sale of property	122	2,177	1,324	2,423

Net income (loss)	$10,106	$11,701	$30,446	$(64,689)

Condensed Balance Sheets
			September 30,	December 31,
			2013	2012
ASSETS

Property			$1,507,115	$1,631,694
Accumulated depreciation			(284,101)	(273,591)
Property, net			1,223,014	1,358,103

Other assets, net			159,105	161,344

Total			$1,382,119	$1,519,447
LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net			$467,908	$468,841
Amounts payable to Weingarten Realty Investors and Affiliates			102,390	109,931
Other liabilities, net			35,083	34,157
Total			605,381	612,929

Accumulated equity			776,738	906,518

Total			$1,382,119	$1,519,447

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Condensed Statements of Income	2013	2012	2013	2012
Revenues:
Base minimum rent, net	$11,907	$12,923	$35,652	$38,855
Straight line rent	295	326	704	850
Over/Under-market rentals, net	(26)	(10)	(117)	(48)
Percentage rent	117	80	270	231
Tenant reimbursements	3,280	3,516	9,412	10,240
Other income	184	190	597	658
Total	15,757	17,025	46,518	50,786

Expenses:
Depreciation and amortization	4,443	5,254	13,370	16,261
Interest, net	2,778	3,276	8,607	9,881
Operating	2,747	2,940	7,837	8,563
Real estate taxes, net	1,837	2,173	5,399	6,451
General and administrative	65	116	213	280
Provision for income taxes	30	34	109	115
Impairment loss	29	57	395	19,946
Total	11,929	13,850	35,930	61,497

Gain on sale of property	24	435	267	558

Net income (loss)	$3,852	$3,610	$10,855	$(10,153)

Condensed Balance Sheets
			September 30,	December 31,
			2013	2012
ASSETS

Property			$534,003	$538,629
Accumulated depreciation			(111,046)	(102,704)
Property, net			422,957	435,925
Notes receivable from real estate joint ventures and partnerships			5,098	5,226
Unamortized debt and lease costs, net			21,576	22,206
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $276 in 2013 and $522 in 2012)			18,015	18,335
Cash and cash equivalents			16,379	12,915
Restricted deposits and mortgage escrows			900	2,605
Notes receivable and mortgage bonds, net			247	272
Out-of-market rentals, net			1,845	2,212
Other assets, net			1,977	2,037
Total			$488,994	$501,733

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net			$179,253	$178,683
Amounts payable to Weingarten Realty Investors and Affiliates			47,890	50,106
Accounts payable and accrued expenses			7,148	5,917
Deferred revenue			1,024	856
Out-of-market rentals, net			3,150	3,179
Interest rate derivative			495	760
Other liabilities, net			413	921
Total			239,373	240,422

Accumulated equity			249,621	261,311

Total			$488,994	$501,733
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
September 30, 2013
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	4	832	$209,714	$—	20.0%	$—	$41,485	$1,228
Perlmutter SRP, LLC	8	817	128,941	101,962	25.0%	25,490	4,332	84
Collins	8	1,165	142,706	25,186	50.0%	12,593	52,032	2,422
AEW - Institutional Client	6	436	122,586	44,540	20.0%	8,908	14,881	511
BIT Retail	3	716	151,997	—	20.0%	—	29,852	782
Jamestown	6	1,350	146,032	84,575	20.0%	16,915	11,502	1,013
Fidelis Realty Partners	1	491	139,681	84,141	57.8%	48,592	30,574	1,499
Sleiman Enterprises	3	237	27,797	14,548	50.0%	7,274	7,746	442
Bouwinvest	1	66	34,085	—	51.0%	—	16,665	243

Other	18	2,751	278,578	112,957	52.7%	59,481	72,134	6,245

Total	58	8,861	$1,382,119	$467,908	37.8%	$179,253	$281,203	$14,467

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as Hines Retail REIT Holdings and AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of September 30, 2013
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties	Mortgage Balance (1)	Average Interest Rate (2)	Average Remaining Term (yrs)

Perlmutter SRP, LLC	7	$101,962	5.7%	2.3
Collins	2	25,186	6.0%	11.4
AEW - Institutional Client	4	44,540	5.4%	1.2
Jamestown	6	84,575	5.5%	4.6
Fidelis Realty Partners	1	84,141	4.0%	7.1
Sleiman Enterprises	2	14,548	5.0%	7.7
Other	6	111,759	5.6%	3.7

Total	28	$466,710	5.3%	4.1

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (1)	Weighted Average Rate (2)	Maturities (1)	Weighted Average Rate (2)

2013	$2,921	4.9%	$1,031	4.7%
2014	106,373	5.0%	24,339	4.7%
2015	43,869	4.6%	11,691	4.5%
2016	122,351	4.6%	38,252	4.5%
2017	56,810	5.0%	26,076	5.0%
2018	6,253	4.9%	3,450	4.9%
2019	6,575	4.9%	3,628	4.9%
2020	93,148	4.8%	55,586	4.8%
2021	16,049	5.3%	8,157	5.3%
2022	1,833	5.9%	916	5.9%
Thereafter	10,528	6.1%	5,265	6.1%
Total	$466,710		$178,391

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as Hines Retail REIT Holdings and AEW Capital Management.
Note:
All mortgages are fixed rate except for two included in “other”, which has a variable rate mortgage ($2.5 million and $25.4 million at 100%) and mature in 2015 and 2016, respectively.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues
as of September 30, 2013
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	% of Total Revenue	Total SF (in 000's)

1	T.J.X. Companies, Inc.	A/A3	40	2.39%	931
2	The Kroger Co. (3)	BBB/Baa2	24	2.26%	1,186
3	Ross Stores, Inc.	A-/N/A	36	2.03%	776
4	H-E-B	N/A/N/A	9	1.54%	555
5	Safeway, Inc.	BBB/Baa3	18	1.46%	754
6	Petsmart, Inc.	BB+/N/A	20	1.30%	371
7	Bed Bath & Beyond, Inc.	BBB+/N/A	24	1.26%	496
8	The Sports Authority	B-/B3	10	1.14%	345
9	Best Buy, Inc.	BB/Baa2	11	1.07%	318
10	Whole Foods Market, Inc.	BBB-/N/A	7	0.98%	261
11	Harris Teeter, Inc. (3)	N/A/N/A	9	0.96%	405
12	Dollar Tree Stores, Inc.	N/A/N/A	41	0.94%	363
13	Office Depot, Inc. (3)	B-/B2	22	0.92%	369
14	Home Depot, Inc.	A-/A3	4	0.83%	427
15	Gap, Inc.	BBB-/Baa3	15	0.82%	189
16	Petco Animal Supplies, Inc.	B/B3	19	0.78%	210
17	Publix Super Markets, Inc.	N/A/N/A	18	0.72%	335
18	Raley's	N/A/N/A	6	0.69%	332
19	24 Hour Fitness Inc.	B/B3	6	0.63%	136
20	Wal-Mart Stores, Inc.	AA/Aa2	5	0.61%	443
21	Hobby Lobby Stores, Inc.	N/A/N/A	5	0.61%	305
22	Office Max Inc. (3)	N/A/B1	10	0.57%	215
23	Staples, Inc.	BBB/Baa2	9	0.53%	191
24	Charming Shoppes	N/A/N/A	29	0.52%	141
25	Subway Real Estate (4)	N/A/N/A	85	0.50%	91

	Grand Total		482	26.07%	10,147

Notes:
	(1)	Tenant Names:	DBA Names:
		The Kroger Co.	Kroger, Smith's Food, Ralphs, Fry's Food, King Soopers
		T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods
		Safeway, Inc.	Safeway, Randalls, Von's
		Bed Bath & Beyond, Inc.	Bed Bath & Beyond, Cost Plus, buybuy BABY
		Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks
		Gap, Inc.	Gap, Old Navy, Banana Republic
		Raley's	Raley's, Bel Air Markets
	(2)	Target owns and occupies 30 units not included above.
	(3)	Impact of Pending Transactions		# of	% of Total	Total SF
				Units	Revenue	(in 000's)
		Kroger and Harris Teeter		33	3.22%	1,591
		Office Depot and Office Max		32	1.48%	584
	(4)	Subway includes franchised locations

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent

	All Leases
	Quarter Ended September 30, 2013				268	742	$18.37	$17.24	$1.98	6.5%
	Quarter Ended June 30, 2013(1)				306	1,077	15.60	14.45	5.88	8.0%
	Quarter Ended March 31, 2013				306	1,140	15.86	15.26	0.93	3.9%
	Quarter Ended December 31, 2012				263	811	16.12	15.05	2.43	7.1%
	Rolling 12 months				1,143	3,771	$16.34	$15.37	$2.88	6.3%

	New Leases
	Quarter Ended September 30, 2013				47	101	$22.55	$20.61	$13.02	9.4%
	Quarter Ended June 30, 2013(1)				85	280	19.71	16.52	22.11	19.3%
	Quarter Ended March 31, 2013				67	146	19.67	18.94	6.79	3.9%
	Quarter Ended December 31, 2012				61	122	18.04	18.04	11.87	0.0%
	Rolling 12 months				260	648	$19.83	$17.99	$15.32	10.2%

	Renewals
	Quarter Ended September 30, 2013				221	642	$17.71	$16.71	$0.25	6.0%
	Quarter Ended June 30, 2013				221	798	14.15	13.72	0.20	3.2%
	Quarter Ended March 31, 2013				239	994	15.30	14.72	0.07	3.9%
	Quarter Ended December 31, 2012				202	689	15.78	14.52	0.77	8.7%
	Rolling 12 months				883	3,123	$15.61	$14.83	$0.29	5.3%

	Comparable & Non-Comparable:
	Quarter Ended September 30, 2013				330	970
	Quarter Ended June 30, 2013				377	1,371
	Quarter Ended March 31, 2013				381	1,370
	Quarter Ended December 31, 2012				350	1,066
	Rolling 12 months				1,438	4,777

Lease
Expirations(2)

	Anchor Tenants(3)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	Revenue(4)	Percent of Total Revenue	Square Feet	Percent of Total Square Feet	Revenue(4)	Percent of Total Revenue	Square Feet	Percent of Total Square Feet	Revenue(4)	Percent of Total Revenue
Other(5)	94	1%	$1,007	1%	152	2%	$3,200	1%	246	1%	$4,207	1%
2013	255	1%	1,548	1%	237	2%	4,833	2%	491	2%	6,381	2%
2014	1,486	8%	13,577	7%	1,453	15%	30,893	14%	2,939	11%	44,470	11%
2015	1,961	11%	18,222	10%	1,745	18%	37,751	17%	3,706	14%	55,973	14%
2016	2,121	12%	21,948	12%	1,775	19%	38,732	18%	3,896	14%	60,680	15%
2017	2,029	11%	24,364	13%	1,375	14%	32,156	15%	3,404	13%	56,520	14%
2018 - 2023	7,116	40%	77,700	42%	2,595	27%	62,217	29%	9,711	36%	139,917	35%

Notes:

(1)	The quarter ended June 30, 2013 includes two leases totaling 21,200 sf at Pike Center at a blended rate of $43.17 psf as compared to the prior tenant of $10.00 psf.

(2)	Reflects in-place leases as of September 30, 2013.

(3)	Anchor tenants represent any tenant at least 10,000 square feet.

(4)	Revenue only includes minimum base rent.

(5)	Leases currently under month-to-month status or in-process of renewal.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Signed Basis
Anchor (1)	97.9%	97.7%	97.1%	97.1%	97.2%
Non-Anchor	88.7%	88.6%	88.2%	88.2%	88.3%
Total Retail	94.4%	94.3%	93.7%	93.7%	93.9%
Other	86.8%	86.4%	91.4%	87.2%	85.9%
Total Signed	94.4%	94.2%	93.7%	93.6%	93.6%

Commenced Basis
Anchor (1)	95.6%	95.9%	95.1%	95.0%	95.1%
Non-Anchor	85.7%	85.2%	84.8%	85.2%	85.3%
Total Retail	91.9%	91.9%	91.2%	91.3%	91.5%
Other	86.4%	86.4%	91.4%	87.2%	82.8%
Total Commenced	91.8%	91.9%	91.2%	91.2%	91.2%

Same Property (2)
Signed Basis	95.0%	95.0%	94.4%	94.4%	94.5%
Commenced Basis	92.8%	92.8%	92.4%	92.3%	92.1%

Average Base Rents (3)

	Quarter Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Commenced Basis
Anchor (1)	$11.33	$11.18	$11.11	$11.08	$10.92
Non-Anchor	22.56	22.21	22.17	22.04	21.80
Total	$15.50	$15.22	$15.19	$15.14	$14.93

Same Property Net Operating Income Growth (4)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	% Change	2013	2012	% Change
Revenues
Minimum Rent	$93,931	$91,027	3.2%	$279,761	$270,939	3.3%
Bad Debt (net of recoveries)	467	552	-15.4%	891	427	108.7%
Percentage Rent	996	1,023	-2.6%	2,653	2,509	5.7%
Tenant Reimbursements	25,035	24,474	2.3%	73,651	70,417	4.6%
Other	1,194	569	109.8%	2,268	1,840	23.3%
	$121,623	$117,645	3.4%	$359,224	$346,132	3.8%
Expenses
Property Operating Expenses	$20,215	$19,948	1.3%	$59,283	$57,782	2.6%
Real Estate Taxes	13,363	13,578	-1.6%	39,752	39,284	1.2%
	$33,578	$33,526	0.2%	$99,035	$97,066	2.0%
Net Operating Income	$88,045	$84,119	4.7%	$260,189	$249,066	4.5%

Notes:
(1) Anchor tenants represent any tenant at least 10,000 square feet.
(2) Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.
(3) Average Base rent per Leased SF excludes ground leases.
(4) Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(at pro rata share)
(in thousands, except percentages)

	Nine Months Ended September 30,				Twelve Months Ended December 31,
	2013	%	2012	%	2012	%	2011	%	2010	%	2009	%
West Region
California	$48,151	16.7%	$43,107	14.5%	$59,163	15.0%	$53,618	13.2%	$50,943	13.1%	$50,136	12.7%
Washington	1,873	0.6%	1,550	0.5%	2,048	0.5%	1,978	0.5%	1,171	0.3%	1,124	0.3%
Oregon	1,163	0.4%	1,129	0.4%	1,528	0.4%	1,349	0.3%	1,345	0.3%	1,342	0.3%
Total West Region	51,187	17.7%	45,786	15.4%	62,738	15.9%	56,945	14.0%	53,459	13.7%	52,602	13.3%
Mountain Region
Nevada	$21,428	7.4%	$22,625	7.6%	$30,094	7.6%	$30,525	7.5%	$30,906	8.0%	$31,505	8.0%
Arizona	20,359	7.1%	19,356	6.5%	26,032	6.6%	25,450	6.3%	24,287	6.2%	26,845	6.8%
Colorado	8,431	2.9%	10,164	3.4%	13,778	3.5%	12,485	3.1%	10,099	2.6%	9,136	2.3%
New Mexico	3,674	1.3%	3,270	1.1%	4,622	1.2%	4,993	1.2%	5,250	1.4%	8,714	2.2%
Utah	2,646	0.9%	2,650	0.9%	3,556	0.9%	3,494	0.9%	3,548	0.9%	3,557	0.9%
Total Mountain Region	56,538	19.6%	58,066	19.5%	78,082	19.8%	76,947	19.0%	74,090	19.1%	79,757	20.2%
Central Region
Texas	$80,073	27.8%	$89,271	30.0%	$116,645	29.5%	$129,540	32.0%	$121,035	31.1%	$113,454	28.7%
Louisiana	7,799	2.7%	6,606	2.2%	9,185	2.3%	8,272	2.0%	7,715	2.0%	8,363	2.1%
Arkansas	2,424	0.8%	2,296	0.8%	3,089	0.8%	3,106	0.8%	2,732	0.7%	3,048	0.8%
Missouri	815	0.3%	650	0.2%	852	0.2%	1,061	0.3%	3,019	0.8%	1,875	0.5%
Oklahoma	511	0.2%	759	0.3%	921	0.2%	1,083	0.3%	1,034	0.3%	975	0.2%
Illinois	—	0.0%	2,309	0.8%	2,464	0.6%	2,556	0.6%	2,065	0.5%	2,960	0.7%
Kansas	—	0.0%	476	0.2%	474	0.1%	1,181	0.3%	1,214	0.3%	1,405	0.4%
Total Central Region	91,622	31.8%	102,368	34.5%	133,629	33.7%	146,799	36.3%	138,814	35.7%	132,080	33.4%
Mid-Atlantic Region
North Carolina	$17,759	6.2%	$19,322	6.5%	$25,074	6.3%	$25,656	6.3%	$24,869	6.4%	$25,476	6.5%
Georgia	15,199	5.3%	14,825	5.0%	19,767	5.0%	19,845	4.9%	21,798	5.6%	22,643	5.7%
Kentucky	5,416	1.9%	5,398	1.8%	7,050	1.8%	6,890	1.7%	7,019	1.8%	6,766	1.7%
Tennessee	5,295	1.8%	5,837	2.0%	7,770	2.0%	7,491	1.8%	6,261	1.6%	5,009	1.3%
Maryland	2,120	0.7%	399	0.1%	1,063	0.3%	—	0.0%	—	0.0%	—	0.0%
South Carolina	200	0.1%	202	0.1%	265	0.1%	268	0.1%	285	0.1%	306	0.1%
Virginia	—	0.0%	1,780	0.6%	1,805	0.5%	3,551	0.9%	3,634	0.9%	3,626	0.9%
Maine	—	0.0%	40	0.0%	40	0.0%	214	0.1%	321	0.1%	355	0.1%
Total Mid-Atlantic Region	45,989	16.0%	47,803	16.1%	62,833	16.0%	63,915	15.8%	64,186	16.5%	64,181	16.3%
Southeast Region
Florida	$42,978	14.9%	$43,284	14.5%	$57,620	14.6%	$60,361	14.9%	$58,135	15.0%	$66,170	16.8%
Total Southeast Region	42,978	14.9%	43,284	14.5%	57,620	14.6%	60,361	14.9%	58,135	15.0%	66,170	16.8%
Total Net Operating Income	$288,315	100.0%	$297,307	100.0%	$394,902	100.0%	$404,967	100.0%	$388,684	100.0%	$394,790	100.0%

(1)
The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI’s ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating

Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of September 30, 2013

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	23	2,217,809	—	1,659,460	3,877,269
Arkansas	3	355,410	—	—	355,410
California	29	3,933,529	294,838	1,033,238	5,261,606
Colorado	10	912,555	678,045	1,224,456	2,815,056
Florida	44	4,619,830	2,735,628	1,493,717	8,849,176
Georgia	17	1,798,356	326,936	893,578	3,018,870
Kentucky	4	634,594	—	127,614	762,208
Louisiana	8	1,281,492	107,974	330,242	1,719,708
Maryland	1	81,336	—	—	81,336
Missouri	2	229,282	28,367	—	257,649
Nevada	11	2,214,038	—	1,192,283	3,406,321
New Mexico	2	231,757	—	29,440	261,197
North Carolina	18	1,997,389	120,165	705,600	2,823,154
Oklahoma	1	128,231	—	—	128,231
Oregon	3	119,871	90,777	62,600	273,248
South Carolina	1	21,686	65,060	—	86,746
Tennessee	5	472,171	221,834	154,340	848,345
Texas	80	8,279,729	3,096,562	2,677,810	14,054,104
Utah	4	316,647	90,774	434,465	841,886
Virginia	1	—	—	—	—
Washington	6	213,050	362,713	80,380	656,143
Total	273	30,058,762	8,219,673	12,099,223	50,377,663

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
( ) Retailers in parenthesis are not a part of the owned property.
NOTES: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of September 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	395,477	13.99	80.9%		(Target), (Kohl's), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	86.5%		Endurance Rehab, Weingarten Realty Regional Office
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	22.81	100.0%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	10.99	91.5%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		134,495	242,715	13.36	95.7%	Fry’s Supermarket	Office Max
Desert Village	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	21.21	96.5%	AJ Fine Foods	CVS/pharmacy
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	8.53	95.7%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	26.94	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	22.86	91.9%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	17.58	97.5%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	14.09	98.0%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	24.67	96.7%	Whole Foods
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ		100.0%		66,787	72,170	10.88	100.0%	Fresh N Easy	Family Dollar
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,212	199,012	14.68	94.4%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		10,237	148,383	28.30	100.0%	(Safeway)
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	17.35	96.6%	Sprouts Farmers Market
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.00	95.4%		Hobby Lobby, Dollar Tree
Valley Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		145,518	153,880	15.75	89.6%	US Foods	Ross Dress for Less
Entrada de Oro	Tucson, AZ		100.0%		88,665	109,075	16.82	95.7%	Walmart Neighborhood Market
Madera Village	Tucson, AZ		100.0%		96,697	106,858	11.73	97.9%	Safeway	Walgreens, Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	17.12	99.2%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore	Tucson, AZ		100.0%		150,109	343,237	24.05	97.2%		(Home Depot), Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	15.36	81.7%		(Osco Drug)
Arizona Total:	# of Properties:	23			2,217,809	3,877,269	16.24	94.7%
Arkansas
Markham Square	Little Rock-N. Little Rock, AR		100.0%		124,284	124,284	8.33	100.0%		Burlington Coat Factory, Ross Dress for Less
Markham West	Little Rock-N. Little Rock, AR		100.0%		178,500	178,500	9.96	100.0%		Academy, Office Depot, Michaels, Bassett Furniture, Dollar Tree
Westgate	Little Rock-N. Little Rock, AR		100.0%		52,626	52,626	10.57	96.4%		Stein Mart
Arkansas Total:	# of Properties:	3			355,410	355,410	9.47	99.5%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach et al, CA		100.0%		172,596	172,596	38.85	83.7%	Trader Joe's	Crunch, Sundance Cinemas
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA		100.0%		90,805	115,340	22.94	100.0%	Ralph's	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach et al, CA		100.0%		75,486	75,486	12.07	100.0%	Superior Grocers
Westminster Center	Los Angeles-Long Beach et al, CA		100.0%		417,567	425,437	17.70	96.6%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid
Hallmark Town Center	Madera, CA		100.0%		85,066	98,359	13.12	97.5%	Food 4 Less	Bally Total Fitness

Weingarten Realty Investors
Property Listing
As of September 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Marshalls Plaza	Modesto, CA		100.0%		78,752	85,952	15.26	93.3%		Marshalls, Dress Barn, Guitar Center
Shasta Crossroads	Redding, CA		100.0%		121,183	176,866	17.13	97.8%	Food Maxx	(Target), Sports Authority
Shasta Crossroads (II)	Redding, CA		40.0%	(1)(3)	30,313	90,663	13.81	100.0%	Food Maxx	(Target), Sports Authority
Chino Hills Marketplace	Riverside et al, CA		100.0%		310,921	310,921	19.62	95.8%	Von’s	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside et al, CA		50.0%	(1)(3)	104,350	307,870	19.55	96.6%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Phase III	Riverside et al, CA		50.0%	(1)(3)	92,404	194,342	18.73	95.6%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside et al, CA		100.0%		124,431	248,734	16.10	100.0%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside et al, CA		67.0%	(1)(3)	106,821	434,450	21.90	82.7%	(Super Target)	Office Max, (Kohl's)
Arcade Square	Sacramento-Arden et al, CA		100.0%		76,497	76,497	12.56	91.9%	Grocery Outlet
Discovery Plaza	Sacramento-Arden et al, CA		100.0%		93,398	93,398	15.82	98.7%	Bel Air Market
Prospectors Plaza	Sacramento-Arden et al, CA		100.0%		243,893	252,507	22.47	95.6%	SaveMart	Kmart, CVS Pharmacy
Summerhill Plaza	Sacramento-Arden et al, CA		100.0%		128,835	128,835	11.37	93.8%	Raley’s	Dollar Tree
Valley	Sacramento-Arden et al, CA		100.0%		98,240	107,005	17.78	91.4%	Raley's
El Camino Promenade	San Diego-Carlsbad et al, CA		100.0%		129,676	129,676	24.00	97.9%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad et al, CA		100.0%		120,829	132,689	18.55	94.6%	Von’s	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad et al, CA		100.0%		35,880	81,086	31.91	93.6%	(Albertsons)
580 Market Place	San Francisco-Oakland et al, CA		100.0%		99,256	99,256	29.37	98.7%	Safeway	24 Hour Fitness, Petco
Fremont Gateway Plaza	San Francisco-Oakland et al, CA		100.0%		194,601	361,701	19.33	97.7%	Raley’s	24 Hour Fitness, (Walgreens)
Greenhouse Marketplace	San Francisco-Oakland et al, CA		100.0%		147,063	236,832	19.27	100.0%	(Safeway)	(CVS Pharmacy), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U
Silver Creek Plaza	San Jose-Sunnyvale et al, CA		100.0%		132,925	197,925	23.15	100.0%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,241	150,241	15.74	99.2%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa-Petaluma, CA		100.0%		194,629	200,071	13.74	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		114,445	114,445	20.43	92.9%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,426	162,426	18.61	99.2%	Raley’s	Ace Hardware
California Total:	# of Properties:	29			3,933,529	5,261,606	19.28	96.1%
Colorado
Aurora City Place	Denver-Aurora, CO		50.0%	(1)(3)	180,478	542,956	16.17	93.4%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek	Denver-Aurora, CO		100.0%		78,148	272,671	25.95	100.0%		Sports Authority, PetSmart, (Target)
CityCenter Englewood	Denver-Aurora, CO		51.0%	(1)(3)	137,298	359,213	15.46	81.3%		(Walmart), Ross Dress for Less, Petco, Office Depot, Bally Total Fitness
Crossing at Stonegate	Denver-Aurora, CO		51.0%	(1)(3)	55,620	109,058	15.59	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora, CO		100.0%		144,553	270,553	10.51	98.0%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch Towne Center	Denver-Aurora, CO		50.0%	(1)(3)	28,474	114,947	21.57	90.9%	(King Sooper’s)
Lowry Town Center	Denver-Aurora, CO		50.0%	(1)(3)	38,349	129,398	24.91	95.4%	(Albertsons)
River Point at Sheridan	Denver-Aurora, CO		50.0%	(1)	92,944	519,020	16.04	90.1%		(Target), (Costco and Costco Gas Pad), Regal Cinema, Michaels, Tuesday Morning
Thorncreek Crossing	Denver-Aurora, CO		51.0%	(1)(3)	108,185	386,127	16.19	100.0%	Sunflower Farmers Market, (Super Target)	Barnes & Noble, Cost Plus, Michaels, OfficeMax, Dollar Tree
Westminster Plaza	Denver-Aurora, CO		50.0%	(1)	48,506	111,113	17.84	100.0%	Safeway	(Walgreens)
Colorado Total:	# of Properties:	10			912,555	2,815,056	16.62	94.1%

Weingarten Realty Investors
Property Listing
As of September 30, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Florida
Shoppes at Paradise Isle	Fort Walton Beach et al, FL	25.0%	(1)(3)	42,917	171,669	16.10	97.6%		Big Lots, Best Buy, PetSmart, Office Depot, Michaels
Argyle Village	Jacksonville, FL	100.0%		312,432	312,432	10.88	93.4%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic North	Jacksonville, FL	50.0%	(1)(3)(4)	33,842	112,685	N/A	100.0%		Academy, (LA Fitness)
Atlantic West	Jacksonville, FL	50.0%	(1)(3)	42,284	180,578	12.57	100.0%		T.J. Maxx, Office Depot, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village - St. Augustine	Jacksonville, FL	70.0%	(1)	8,542	64,180	18.67	86.6%		(Epic Theaters)
Kernan Village	Jacksonville, FL	50.0%	(1)(3)	42,579	288,780	16.17	98.6%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons	Miami-Fort Lauderdale et al, FL	100.0%		117,515	117,515	21.61	82.6%		Ross Dress for Less
Embassy Lakes	Miami-Fort Lauderdale et al, FL	100.0%		131,723	179,937	13.37	90.5%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale et al, FL	100.0%		139,462	266,761	20.77	94.5%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Flamingo Pines	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	25,373	148,840	16.71	92.9%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	72,957	408,509	18.54	99.1%	Publix	Target, CVS/pharmacy
Northridge	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	46,951	237,784	16.79	94.4%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	60,914	324,829	13.49	100.0%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Publix at Laguna Isles	Miami-Fort Lauderdale et al, FL	100.0%		69,475	69,475	14.03	93.8%	Publix
Shoppes at Parkland	Miami-Fort Lauderdale et al, FL	30.0%	(1)	43,716	167,308	12.73	93.7%	BJ's Wholesale Club
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL	25.0%	(1)(3)	19,080	76,321	14.11	86.4%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	22,173	132,564	15.25	95.7%	Publix	CVS/pharmacy
TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL	100.0%		161,429	161,429	15.11	96.7%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square	Miami-Fort Lauderdale et al, FL	100.0%		110,081	110,081	14.83	97.2%	Winn Dixie
Sea Ranch Centre	Miami-Fort Lauderdale-Pompano Beach, FL	100.0%		98,519	98,519	17.32	85.8%	Publix	CVS/pharmacy, Dollar Tree
Alafaya Square	Orlando, FL	20.0%	(1)(3)	35,297	176,486	12.00	80.0%	Publix
Clermont Landing	Orlando, FL	65.7%	(1)(3)	110,396	337,713	15.99	93.0%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Landing	Orlando, FL	50.0%	(1)	129,512	259,024	13.54	100.0%		PetSmart, Sports Authority, Bed Bath & Beyond, buybuy BABY
Colonial Plaza	Orlando, FL	100.0%		498,614	498,614	13.76	98.9%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
International Drive Value Center	Orlando, FL	20.0%	(1)(3)	37,115	185,577	8.98	89.8%		Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx
Marketplace at Seminole Towne Center	Orlando, FL	100.0%		302,135	484,048	14.65	99.7%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando, FL	100.0%		145,644	145,644	26.43	100.0%	Whole Foods	Golf Galaxy, Michaels
Phillips Landing	Orlando, FL	100.0%		66,218	286,033	18.37	100.0%	(Walmart Supercenter)	Planet Fitness
The Marketplace at Dr. Phillips	Orlando, FL	20.0%	(1)(3)	65,218	326,090	21.35	95.2%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot
The Shoppes at South Semoran	Orlando, FL	100.0%		101,611	101,611	11.82	100.0%	Walmart Neighborhood Market	Dollar Tree
University Palms	Orlando, FL	30.0%	(1)	29,752	105,127	13.64	100.0%	Publix
Winter Park Corners	Orlando, FL	100.0%		102,382	102,382	19.19	100.0%	Whole Foods Market
Indian Harbour Place	Palm Bay-Melbourne et al, FL	25.0%	(1)(3)	40,880	163,521	11.83	95.5%	Publix	Bealls
Lake Washington Crossing	Palm Bay-Melbourne et al, FL	25.0%	(1)(3)	29,707	118,828	10.37	86.7%	Publix
Lake Washington Square	Palm Bay-Melbourne et al, FL	100.0%		112,057	112,057	10.64	91.8%	Thrifty Specialty Produce	LA Fitness
Pineapple Commons	Port St. Lucie-Fort Pierce, FL	20.0%	(1)(3)	50,023	264,468	14.70	100.0%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS/pharmacy)

Weingarten Realty Investors
Property Listing
As of September 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Quesada Commons	Punta Gorda, FL		25.0%	(1)(3)	14,722	58,890	13.26	97.7%	Publix	(Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL		25.0%	(1)(3)	10,253	41,011	19.58	90.2%	(Publix)	Petco, (Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL		25.0%	(1)(3)(4)	980	3,921	N/A	100.0%	(Publix)	Chick-fil-A, (Walgreens)
Countryside Centre	Tampa-St. Petersburg et al, FL		100.0%		248,431	248,431	13.99	96.2%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg et al, FL		20.0%	(1)(3)	28,739	143,693	13.88	83.8%		Walgreens
Largo Mall	Tampa-St. Petersburg et al, FL		100.0%		377,483	575,114	15.68	93.8%	(Albertsons)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg et al, FL		100.0%		167,887	167,887	13.28	80.7%	The Fresh Market	Bed Bath & Beyond
Sunset 19	Tampa-St. Petersburg et al, FL		100.0%		275,910	275,910	12.05	99.6%		Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg et al, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	44			4,619,830	8,849,176	15.02	95.3%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		199,594	397,295	17.25	89.6%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square	Atlanta-Sandy Springs et al, GA		100.0%		234,501	234,501	8.99	43.2%		Marshalls
Brownsville Commons	Atlanta-Sandy Springs et al, GA		100.0%		27,747	81,886	17.37	78.7%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA		100.0%		196,283	228,003	14.13	96.4%		DSW, LA Fitness, Shopper's World, American Signature
Cherokee Plaza	Atlanta-Sandy Springs et al, GA		30.0%	(1)	30,859	102,864	20.60	100.0%	Kroger
Dacula Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		24,140	116,943	22.03	81.1%	(Kroger)
Dallas Commons	Atlanta-Sandy Springs et al, GA		100.0%		25,158	95,262	22.71	100.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs et al, GA		100.0%		76,611	76,611	14.20	91.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		136,848	332,044	15.91	100.6%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	20,586	102,931	12.46	100.0%		buybuy BABY, Ross Dress for Less, Rooms to Go
Perimeter Village	Atlanta-Sandy Springs et al, GA		100.0%		373,621	373,621	18.53	97.7%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	13,681	72,207	16.45	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs et al, GA		100.0%		45,758	115,983	24.51	84.8%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs et al, GA		100.0%		140,479	318,369	16.36	95.1%	(Super Target)	Staples, T.J. Maxx
Roswell Crossing	Atlanta-Sandy Springs et al, GA		100.0%		201,979	201,979	13.94	92.1%	Trader Joe's	Office Max, PetSmart, Walgreens
Sandy Plains Exchange	Atlanta-Sandy Springs et al, GA		30.0%	(1)	21,835	72,784	13.48	93.2%	Publix
Thompson Bridge Commons	Gainesville, GA		30.0%	(1)	28,676	95,587	13.52	97.4%	Kroger
Georgia Total:	# of Properties:	17			1,798,356	3,018,870	15.70	87.9%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.44	91.2%	Kroger
Regency Shopping Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	13.62	91.8%	(Kroger)	T.J. Maxx, Michaels
Tates Creek	Lexington-Fayette, KY		100.0%		198,372	203,532	14.39	97.3%	Kroger	Rite Aid
Festival at Jefferson Court	Louisville, KY-IN		100.0%		168,986	218,396	12.61	99.2%	Kroger	(PetSmart), Staples, Factory Card Outlet
Kentucky Total:	# of Properties:	4			634,594	762,208	12.96	95.3%
Louisiana
Town & Country Plaza	Hammond, LA		100.0%		226,142	226,142	8.78	94.0%	Winn Dixie	Ross Dress for Less, Office Depot, CVS/pharmacy

Weingarten Realty Investors
Property Listing
As of September 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Westwood Village	Lafayette, LA		100.0%		138,034	138,034	9.65	99.2%	Rouses Supermarket	Stage, CVS
14/Park Plaza	Lake Charles, LA		100.0%		172,068	172,068	7.42	60.3%		Conn’s, Anna's Linens, Family Dollar, Citi Trends
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	232,390	9.33	100.0%	Albertsons	Kmart, Dollar Tree, Planet Fitness
Southgate	Lake Charles, LA		100.0%		156,838	156,838	10.41	85.5%	Market Basket	Office Depot, Books-A-Million
Danville Plaza	Monroe, LA		100.0%		136,368	136,368	5.36	96.3%	County Market	Citi Trends, Surplus Warehouse
Manhattan Place	New Orleans-Metairie-Kenner, LA		100.0%		137,315	276,615	14.61	90.8%		(Target), Ross Dress for Less, Stage, K&G Fashion
University Place	Shreveport-Bossier City, LA		100.0%		206,753	381,253	16.37	97.1%	(Super Target)	Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond
Louisiana Total:	# of Properties:	8			1,281,492	1,719,708	10.84	89.9%
Maryland
Pike Center	Washington, DC-VA-MD-WV		100.0%		81,336	81,336	53.84	97.3%		T.G.I. Friday's, Ethan Allen, Pier 1
Maryland Total:	# of Properties:	1			81,336	81,336	53.84	97.3%
Missouri
Ballwin Plaza	St. Louis, MO-IL		100.0%		200,915	200,915	8.02	80.0%	Schnucks	Michaels
Western Plaza	St. Louis, MO-IL		50.0%	(1)(3)	28,367	56,734	7.59	100.0%		Value Village
Missouri Total:	# of Properties:	2			229,282	257,649	7.98	82.4%
Nevada
Best in the West	Las Vegas-Paradise, NV		100.0%		428,067	428,067	17.33	100.0%		Bed Bath and Beyond, PetSmart, Old Navy, Ulta Beauty
Charleston Commons	Las Vegas-Paradise, NV		100.0%		332,298	362,273	15.43	95.9%	Walmart	Ross, Office Max, 99 Cents Only, PetSmart
College Park S.C.	Las Vegas-Paradise, NV		100.0%		167,654	195,367	11.69	94.4%	El Super	Anna's Linens, Factory 2 U, CVS
Eastern Horizon	Las Vegas-Paradise, NV		100.0%		65,848	209,727	21.12	82.0%	Trader Joe's, (Kmart)
Francisco Centre	Las Vegas-Paradise, NV		100.0%		116,973	148,815	11.04	77.4%	La Bonita Grocery	(Ross Dress for Less), Fallas Paredes
Paradise Marketplace	Las Vegas-Paradise, NV		100.0%		78,077	148,572	16.82	86.8%	(Smith’s Food)	Dollar Tree
Rainbow Plaza	Las Vegas-Paradise, NV		100.0%		273,916	273,916	14.13	97.2%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV		100.0%		136,369	136,369	13.09	93.8%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rancho Towne & Country	Las Vegas-Paradise, NV		100.0%		84,751	139,847	12.16	100.0%	Smith’s Food
Tropicana Beltway	Las Vegas-Paradise, NV		100.0%		246,483	617,821	17.86	95.7%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, Sports Authority
Tropicana Marketplace	Las Vegas-Paradise, NV		100.0%		69,475	142,643	19.13	76.0%	(Smith’s Food)	Family Dollar
Westland Fair North	Las Vegas-Paradise, NV		100.0%		214,127	602,904	17.13	97.2%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Anna's Linens
Nevada Total:	# of Properties:	11			2,214,038	3,406,321	15.62	94.3%
New Mexico
Eastdale	Albuquerque, NM		100.0%		119,091	119,091	7.33	92.8%	Albertsons	Family Dollar
North Towne Plaza	Albuquerque, NM		100.0%		112,666	142,106	20.66	99.0%	Whole Foods Market	Home Goods
New Mexico Total:	# of Properties:	2			231,757	261,197	14.02	95.8%
North Carolina
Galleria	Charlotte-Gastonia et al, NC-SC		100.0%		120,674	328,276	17.00	90.7%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Gastonia et al, NC-SC		100.0%		41,941	444,561	23.97	96.7%	(Walmart Supercenter), (BI-LO)	(Lowe's)
Bull City Market	Durham, NC		100.0%		40,875	40,875	18.38	100.0%	Whole Foods Market

Weingarten Realty Investors
Property Listing
As of September 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Chatham Crossing	Durham, NC		25.0%	(1)(3)	24,039	96,155	13.42	97.7%	Lowes Food	CVS/pharmacy
Hope Valley Commons	Durham, NC		100.0%		81,371	81,371	22.44	96.6%	Harris Teeter
Avent Ferry	Raleigh-Cary, NC		100.0%		111,622	111,622	18.32	89.7%	Food Lion	Family Dollar
Capital Square	Raleigh-Cary, NC		100.0%		143,063	143,063	7.29	100.0%	Food Lion
Falls Pointe	Raleigh-Cary, NC		100.0%		112,203	198,553	16.99	90.8%	Harris Teeter	(Kohl’s)
Harrison Pointe	Raleigh-Cary, NC		100.0%		130,758	130,758	16.45	95.8%	Harris Teeter	Staples
Heritage Station	Raleigh-Cary, NC		30.0%	(1)	20,592	77,669	19.83	96.1%	Harris Teeter
High House Crossing	Raleigh-Cary, NC		100.0%		90,155	90,155	13.86	100.0%	Harris Teeter
Leesville Town Centre	Raleigh-Cary, NC		100.0%		114,396	114,396	21.95	90.0%	Harris Teeter	Rite Aid
Northwoods Market	Raleigh-Cary, NC		100.0%		77,802	77,802	11.16	95.9%	Walmart Neighborhood Market	Dollar Tree
Parkway Pointe	Raleigh-Cary, NC		100.0%		80,061	80,061	10.92	93.6%	Food Lion	Rite Aid
Six Forks Station	Raleigh-Cary, NC		100.0%		466,585	466,585	11.14	94.5%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh-Cary, NC		100.0%		188,521	188,521	12.40	98.4%	Harris Teeter	Stein Mart, Rite Aid
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	10.99	93.1%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		89,715	89,715	21.22	97.2%	Harris Teeter
North Carolina Total:	# of Properties:	18			1,997,389	2,823,154	14.25	95.0%
Oklahoma
Town and Country	Oklahoma City, OK		100.0%		128,231	128,231	6.54	91.3%		Office Depot, Big Lots, Westlake Hardware, Aaron Rents
Oklahoma Total:	# of Properties:	1			128,231	128,231	6.54	91.3%
Oregon
Clackamas Square	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	14,790	136,551	17.56	97.6%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver et al, OR-WA		100.0%		97,177	97,177	13.17	94.0%	Safeway
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	7,904	39,520	24.40	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	273,248	14.49	94.8%
South Carolina
Fresh Market Shoppes	Hilton Head Island-Beaufort, SC		25.0%	(1)(3)	21,686	86,746	15.12	93.9%	The Fresh Market
South Carolina Total:	# of Properties:	1			21,686	86,746	15.12	93.9%
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	11.19	100.0%	Kroger	Petco, Dollar Tree, Shoe Carnival
Commons at Dexter Lake	Memphis, TN-MS-AR		30.0%	(1)	50,087	178,558	8.82	89.0%	Kroger	Stein Mart, Marshalls, HomeGoods
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR		30.0%	(1)	18,551	66,838	13.18	84.6%	Kroger	Stein Mart, Marshalls, HomeGoods
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		30.0%	(1)	26,432	88,108	11.40	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		169,987	307,727	20.83	97.1%		(Target), Best Buy, Sports Authority, PetSmart, Staples
Tennessee Total:	# of Properties:	5			472,171	848,345	14.57	97.0%
Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	12.56	82.4%	United Supermarket	Dollar Tree

Weingarten Realty Investors
Property Listing
As of September 30, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Crossroads	Beaumont-Port Arthur, TX	100.0%		115,798	115,798	5.07	100.0%	Market Basket	Bealls, Baskins, Burke’s Outlet
North Park Plaza	Beaumont-Port Arthur, TX	50.0%	(1)(3)	69,100	279,530	14.28	96.0%		(Target), (Toys “R” Us), Anna's Linens, Spec's, Kirkland's
Phelan West	Beaumont-Port Arthur, TX	66.7%	(1)(3)	15,552	82,221	12.89	100.0%	(Kroger)
North Towne Plaza	Brownsville-Harlingen, TX	100.0%		36,000	153,000	21.00	32.2%		(Lowe's)
Moore Plaza	Corpus Christi, TX	100.0%		371,650	599,622	14.22	99.2%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX	100.0%		26,088	88,008	21.64	100.0%	(Albertsons)
Gateway Station	Dallas-Fort Worth-Arlington, TX	70.0%	(1)	47,950	68,500	11.79	64.1%		Conn's
Lake Pointe Market Center	Dallas-Fort Worth-Arlington, TX	100.0%		40,513	121,689	21.74	75.9%	(Tom Thumb)	(Walgreens)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX	100.0%		350,616	460,616	13.70	95.0%	Sprouts Farmers Market	Sports Authority, PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, Anna’s Linens, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX	20.0%	(1)(3)	72,667	363,337	16.44	98.1%		Babies "R" Us, Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10/Federal	Houston-Baytown-Sugar Land, TX	15.0%	(1)	19,871	132,472	8.32	99.2%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-Baytown-Sugar Land, TX	100.0%		138,058	138,058	N/A	75.2%		State of Texas
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX	100.0%		56,969	56,969	22.68	100.0%	Trader Joe's	PetSmart
Bellaire Boulevard	Houston-Baytown-Sugar Land, TX	30.0%	(1)	10,524	41,273	26.74	100.0%	Randall’s
Blalock Market at I-10	Houston-Baytown-Sugar Land, TX	100.0%		97,277	97,277	15.23	100.0%	99 Ranch Market
Braeswood Square	Houston-Baytown-Sugar Land, TX	100.0%		104,686	104,686	12.65	99.4%	Belden’s	Walgreens
Broadway	Houston-Baytown-Sugar Land, TX	15.0%	(1)	11,191	74,604	6.98	92.1%		Big Lots, Family Dollar
Centre at Post Oak	Houston-Baytown-Sugar Land, TX	100.0%		183,940	183,940	30.37	98.1%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Champions Village	Houston-Baytown-Sugar Land, TX	30.0%	(1)	117,916	393,055	13.05	94.6%	Randall’s	Stein Mart, Palais Royal, Cost Plus, Barnes & Noble
Citadel Plaza	Houston-Baytown-Sugar Land, TX	100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	12,678	84,517	10.78	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-Baytown-Sugar Land, TX	100.0%		186,721	283,381	9.67	97.3%	Kroger	Babies “R” Us
Cypress Station	Houston-Baytown-Sugar Land, TX	100.0%		140,924	140,924	13.96	78.3%		David's Bridal
Fiesta Village	Houston-Baytown-Sugar Land, TX	15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta
Galveston Place	Houston-Baytown-Sugar Land, TX	100.0%		210,537	210,537	10.55	98.5%	Randall’s	Office Depot, Palais Royal, Spec's
Glenbrook Square	Houston-Baytown-Sugar Land, TX	15.0%	(1)	11,684	77,890	8.74	89.6%	Kroger
Griggs Road	Houston-Baytown-Sugar Land, TX	15.0%	(1)	12,017	80,116	10.89	51.9%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	14,016	93,438	16.37	88.3%		Fallas Paredes
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza	Houston-Baytown-Sugar Land, TX	100.0%		71,277	71,277	8.76	100.0%	Kroger
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX	100.0%		180,226	279,226	14.09	100.0%	Kroger	Conn’s, Walgreens, (Michaels), (DSW)
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	15.0%	(1)	25,740	171,599	10.86	100.0%	Sellers Bros.	Famsa, Dollar Tree, Fallas Paredes
Kirby Strip Center	Houston-Baytown-Sugar Land, TX	100.0%		10,005	10,005	26.66	100.0%		Freebirds Burrito
Lawndale	Houston-Baytown-Sugar Land, TX	15.0%	(1)	7,819	52,127	10.47	100.0%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	19,048	126,990	12.45	95.7%	Kroger
Little York Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	17,082	113,878	8.95	85.1%	Sellers Bros.	Fallas Paredes
Lyons Avenue	Houston-Baytown-Sugar Land, TX	15.0%	(1)	10,144	67,629	7.73	100.0%	Fiesta	Fallas Paredes
Market at Town Center	Houston-Baytown-Sugar Land, TX	100.0%		388,865	388,865	18.86	98.4%		Old Navy, Home Goods, Marshalls, Ross Dress for Less

Weingarten Realty Investors
Property Listing
As of September 30, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Market at Westchase	Houston-Baytown-Sugar Land, TX	100.0%		84,084	84,084	18.10	90.6%	Whole Foods Market
Market Street Shopping Center	Houston-Baytown-Sugar Land, TX	50.0%	(1)	24,569	49,138	6.63	98.2%	Sellers Bros.	Family Dollar
North Triangle	Houston-Baytown-Sugar Land, TX	100.0%		16,060	16,060	21.74	67.6%		CiCi’s Pizza
Northbrook Center	Houston-Baytown-Sugar Land, TX	100.0%		173,288	173,288	13.63	97.6%	Randall’s	Office Depot, Citi Trends, Anna’s Linens, Dollar Tree
Northwest Crossing	Houston-Baytown-Sugar Land, TX	75.0%	(1)(3)	134,602	300,190	14.34	100.0%		(Target), Marshalls, Best Buy, Dollar Tree, Big Lots
Oak Forest	Houston-Baytown-Sugar Land, TX	100.0%		151,324	151,324	13.21	98.0%	Kroger	Ross Dress for Less, Dollar Tree
Palmer Plaza	Houston-Baytown-Sugar Land, TX	100.0%		96,526	196,506	9.44	87.4%		Dollar Tree
Randall's/Kings Crossing	Houston-Baytown-Sugar Land, TX	30.0%	(1)	37,919	126,397	16.14	96.5%	Randall’s	CVS/pharmacy
Richmond Square	Houston-Baytown-Sugar Land, TX	100.0%		92,356	92,356	20.77	100.0%		Best Buy, Cost Plus
River Oaks East	Houston-Baytown-Sugar Land, TX	100.0%		71,265	71,265	29.42	100.0%	Kroger
River Oaks West	Houston-Baytown-Sugar Land, TX	100.0%		248,663	248,663	29.42	97.0%	Kroger	Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank
Rose-Rich	Houston-Baytown-Sugar Land, TX	100.0%		102,641	102,641	8.57	76.1%		Family Dollar, Palais Royal
Shoppes at Memorial Villages	Houston-Baytown-Sugar Land, TX	100.0%		187,541	187,541	7.42	79.1%		Rexel
Shops at Three Corners	Houston-Baytown-Sugar Land, TX	70.0%	(1)	173,060	272,350	12.70	98.1%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate	Houston-Baytown-Sugar Land, TX	15.0%	(1)	18,789	125,260	9.61	94.6%	Food-A-Rama	CVS/pharmacy, Family Dollar, Palais Royal
Spring Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	8,258	55,056	8.19	96.7%	Sellers Bros.	Family Dollar
Stella Link	Houston-Baytown-Sugar Land, TX	100.0%		70,087	70,087	9.12	96.3%	Sellers Bros.	Burke’s Outlet, Spec’s
Village Arcade	Houston-Baytown-Sugar Land, TX	100.0%		57,281	57,281	37.59	100.0%		Gap, babyGap, Chicos
Village Arcade-Phase II	Houston-Baytown-Sugar Land, TX	100.0%		28,371	28,371	37.59	100.0%		Talbots
Village Arcade-Phase III	Houston-Baytown-Sugar Land, TX	100.0%		107,134	107,134	37.59	95.8%		Banana Republic, Express, Ann Taylor
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX	57.8%	(1)(3)	283,399	495,204	22.23	98.4%	H-E-B	PetSmart, Babies "R" Us, Academy, Tiger Direct
Westchase Center	Houston-Baytown-Sugar Land, TX	100.0%		232,074	331,624	12.57	100.0%	Randall's	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village	Houston-Baytown-Sugar Land, TX	100.0%		130,041	130,041	15.21	92.6%		Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens
Independence Plaza	Laredo, TX	100.0%		329,307	329,307	12.25	96.7%	H-E-B	TJ Maxx, Ross, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		239,897	481,764	14.22	96.5%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	15.36	100.0%	H-E-B
Angelina Village	Lufkin, TX	100.0%		248,199	248,199	9.01	91.6%		Kmart, Conn's
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	143,968	500,067	10.55	96.8%		(Target), (Mervyns), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	20,315	243,821	22.01	78.8%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	56,456	301,174	18.06	95.6%	(Walmart Supercenter)	Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	37,432	74,865	16.93	89.8%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	176,520	484,949	14.93	100.0%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	51,851	103,702	11.43	100.0%	H-E-B
Starr Plaza	Rio Grande City, TX	50.0%	(1)(3)	88,346	176,693	11.74	99.0%	H-E-B	Bealls
Fiesta Trails	San Antonio, TX	100.0%		306,370	482,370	15.31	98.4%	(H-E-B)	(Target), Act III Theatres, Marshalls, Office Max, Stein Mart, Petco, Anna’s Linens
Oak Park Village	San Antonio, TX	30.0%	(1)	19,286	64,287	9.54	100.0%	H-E-B

Weingarten Realty Investors
Property Listing
As of September 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Parliament Square	San Antonio, TX		100.0%		64,950	64,950	10.70	82.9%		Family Dollar
Parliament Square II	San Antonio, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks	San Antonio, TX		15.0%	(1)	24,348	162,322	10.78	95.4%	H-E-B	Bealls, Tuesday Morning
Valley View	San Antonio, TX		100.0%		91,544	91,544	11.39	95.7%		Marshalls, Dollar Tree
Westwood Center	San Antonio, TX		100.0%		68,674	77,679	17.83	86.1%		(Walmart)
Broadway	Tyler, TX		100.0%		60,400	60,400	8.06	96.2%		Stein Mart
Texas Total:	# of Properties:	79			8,141,764	13,758,318	15.14	95.1%
Utah
Alpine Valley Center	Provo-Orem, UT		33.3%	(1)(3)	30,382	224,654	16.25	100.0%	(Super Target)	Old Navy, Justice, Dollar Tree, Office Depot
300 West	Salt Lake City, UT		31.8%	(1)(3)	14,009	182,119	24.65	100.0%		(Target)
Taylorsville Town Center	Salt Lake City, UT		100.0%		90,157	130,214	17.43	92.8%	The Fresh Market	Rite Aid
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	11.74	89.5%		(Target), Petco, Office Depot
Utah Total:	# of Properties:	4			316,647	841,886	14.05	91.9%
Washington
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,012	16.69	98.7%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Mukilteo Speedway Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	18,055	90,273	N/A			Dollar Tree
Promenade 23	Seattle-Tacoma-Bellevue, WA		100.0%		96,660	96,660	15.34	85.5%	Red Apple Grocers	Walgreens
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	33,839	81,385	22.84	100.0%	Metropolitan Market	(Bartell's Drug)
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,161	110,803	19.13	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.73	96.3%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	6			213,050	656,143	17.44	92.2%
Total Operating Properties	# of Properties:	271			29,920,797	50,081,877
New Development
Texas
Tomball Marketplace	Houston-Baytown-Sugar Land, TX		100.0%	(2)	137,965	295,786
Texas Total:	# of Properties:	1			137,965	295,786
Virginia
Hilltop Village	Washington, DC-VA-MD-WV		100.0%	(1)(2)	0	0
Virginia Total:	# of Properties:	1			0	0
Total New Developments	# of Properties:	2			137,965	295,786
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City						312,761
Lon Adams Rd at Tangerine Farms Rd, Marana						422,532
Southern Avenue and Signal Butte Road, Mesa						63,162
Arizona Total:						798,455

Weingarten Realty Investors
Property Listing
As of September 30, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley					138,956
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley					473,497
California Total:					612,453
Colorado
Highway 85 and Highway 285, Sheridan					792,792
Colorado Total:					792,792
Florida
Young Pines and Curry Ford Rd, Orange County					132,422
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
SR 207 at Rolling Hills Dr, St. Augustine					228,254
Florida Total:					652,964
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					3,554,496
Georgia Total:					3,554,496
Louisiana
Ambassador Caffery at W. Congress, Lafayette					34,848
Louisiana Total:					34,848
Nevada
SWC Highway 215 at Decatur, Las Vegas					639,896
Nevada Total:					639,896
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh					510,959
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					1,637,420
North Carolina Total:					4,722,339
Tennessee
Poplar Avenue and Ridgeway Road, Memphis					53,579
Tennessee Total:					53,579
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					394,218
I-30 & Horne Street, Ft Worth, TX					58,370
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
Citadel Plaza at 610 North Loop, Houston					137,214
East Orem, Houston					121,968

Weingarten Realty Investors
Property Listing
As of September 30, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Kirkwood at Dashwood Drive, Houston					321,908
Mesa Road at Tidwell, Houston					105,501
Northwest Freeway at Gessner, Houston					117,612
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,560,319
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd at A.W. Grimes Blvd, Round Rock					57,499
FM 1957 (Potranco Road) and FM 211, San Antonio					8,655,372
SH 151 and Ingram Rd, San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					15,310,343
Utah
South 300 West & West Paxton Avenue, Salt Lake City					201,683
Utah Total:					201,683
Total Unimproved Land					27,373,848

Other Topics of Interest

Weingarten Realty Investors
Reconciliation of Impairment Transactions
(in thousands, except per share amounts)

	Three Months Ended September 30, 2013		Nine Months Ended September 30, 2013
		Per Share		Per Share
Summary of Impaired Items (at pro rata) :
Land Held for Development and Undeveloped Land (1)	$2,358	$0.02	$2,358	$0.02
Properties Marketed for Sale or Sold (2)	29	—	687	0.01
Other	—	—	165	—
Total Impairment Loss	$2,387	$0.02	$3,210	$0.03

Financial Statement Impact of Impairment Loss:
Impairment Loss	$2,358	$0.02	$2,579	$0.03
Discontinued Operations	—	—	236	—
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	29	—	395	—
Total Impairment Loss	$2,387	$0.02	$3,210	$0.03

(1)	Amounts reported were prompted by changes in management's plans for these properties, recent comparable market transactions and/or a change in market conditions.

(2)	Amounts reported are based on third party offers.